Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 5 - SUBSEQUENT EVENTS

The following are the significant events that took place subsequent to June 30, 2022:

A.	On July 4, 2022, the Company granted 55,222 options to purchase an aggregate of 55,222 ordinary shares to a consultant of the company, at an exercise price of NIS 6.208 (approximately $1.76) per share. The options will vest as follows: 8 equal quarterly installments over a period of two years from October 4, 2022. The options are exercisable for 10 years from the date of grant

B.	On July 18, 2022, the Company issued 21,000 restricted ordinary shares to a consultant of the Company. The shares shall be restricted from any offer, sale, contract for sale, encumbrance, grant any options for the sale of or otherwise disposed for a period of 12 months from July 1, 2022.